Contingent Liabilities	12 Months Ended
Jun. 30, 2018
Contingent Liabilities
Contingent liabilities

36Contingent liabilities

36.1Litigation

Allegation of exchange of commercially sensitive information in the commercial diesel market — Sasol Oil (Pty) Ltd

On 24 October 2012, the Competition Commission (the “Commission”) referred allegations of price-fixing and market division against Chevron SA, Engen, Shell SA, Total SA, Sasol Limited, Sasol Oil, BP SA and the South African Petroleum Industry Association (SAPIA) to the Tribunal for adjudication.

The Commission is alleging that the respondents exchanged commercially sensitive information, mainly through SAPIA, in order to ensure that their respective prices for commercial diesel followed the Wholesale List Selling Price published by the Department of Energy. In as far back as 2008, Sasol began engaging with the Commission in this regard as part of its group-wide competition law compliance review, which preceded the Commission’s investigation into the liquid fuels sector.

In May 2018, this investigation by the South African Competition Commission into the conduct in the petroleum products market was completed through a settlement agreement with the participants under investigation (including Sasol Limited), this effectively closed the investigations with no penalties imposed on Sasol.

Claimed compensation for lung diseases — Sasol Mining (Pty) Ltd

On 2 April 2015, 22 plaintiffs instituted action against Sasol Mining (Pty) Ltd at the High Court in Gauteng, South Africa, for allegedly having contracted lung diseases while working at its collieries. The plaintiffs allege that they were exposed to harmful quantities of coal dust while working underground for Sasol Mining and that the company failed to comply with various sections of the Mine Health and Safety Act, 1996; failed to comply with various regulations issued in terms thereof; and failed to take effective measures to reduce the exposure of mine workers to coal dust. The plaintiffs allege that all of the above increased the risk for workers to contract coal dust related lung diseases.

This lawsuit is not a class action but rather 22 individual cases, each of which will be judged on its own merits. The plaintiffs seek compensation for damages relating to past and future medical costs and loss of income amounting to R82,5 million in total. Sasol Mining is defending the claim.

The merits of each single claim are not yet clear. There is also some uncertainty as to whether one or more of the claims has become prescribed. Therefore, it is not possible at this stage to make an estimate of the likelihood that the plaintiffs will succeed with their claim and if successful, what the quantum of damages would be that the court will award. Therefore, no provision has been raised at 30 June 2018.

Construction disputes — Fischer Tropsch Wax Expansion Project in Sasolburg (FTWEP)

After the conclusion of construction of FTWEP in Sasolburg, a number of contractual claims have been instituted by some contractors who were involved in the construction and project management relating to this project. Certain of these claims have already been resolved, either through settlement between the parties or through the contractual dispute resolution process. Two larger matters are still ongoing. The claimants are Fluor SA (Pty) Ltd and Wetback Contracts (Pty) Ltd.

Fluor SA (Pty) Ltd — FTWEP

Fluor claimed an additional amount of R485,7 million, plus interest (R83,6 million up to May 2015). This dispute turns on the nature and quantification of Fluor’s alleged entitlement to a change to the prices and completion dates for delayed access. In June 2015, Fluor referred the claim to adjudication. In September 2015 the adjudicator rejected Fluor’s entire claim. Thereafter, Fluor notified Sasol of its dissatisfaction with the outcome of the adjudication and Fluor’s intention to refer the matter to arbitration. The arbitration process commenced with Fluor filing its statement of claim during December 2016. Sasol filed two objections against the statement of claim which had the potential to dispose of the arbitration proceedings.

The arbitrator however did not decide in favour of Sasol on the objection applications and dismissed the application with costs. The objections will still be raised as a special jurisdictional plea and will be filed with Sasol’s statement of defence. The arbitrator has requested that the parties agree on the timetable going forward and Sasol has submitted a proposed timetable to Fluor for consideration. Sasol believes that Fluor’s claim is not justified. Accordingly, no provision was recognised at 30 June 2018.

Wetback Contracts (Pty) Ltd — FTWEP

Wetback instituted a claim of R634,2 million for additional compensation. Sasol submitted three counterclaims with an aggregate value of R229,2 million. The matter has been referred to arbitration. The hearing of this dispute commenced on 9 May 2016. During the first two weeks of the hearing, Sasol successfully applied for the separation of certain key issues relating to the interpretation of the contract to be decided before the remainder of the merits of the matter could be heard. This successful separation of issues dictated the framework within which the matter proceeded. After the arbitration hearing commenced in May 2016, the matter continued with various hearings in 2017 and 2018. The arbitration hearing concluded on 31 May 2018 and the final decision by the arbitrator is expected before end of 2018. Sasol believes that Wetback’s claim is not justified. Accordingly, no provision was raised as at 30 June 2018.

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision and NERSA gas transmission tariff application (March 2013)

In October 2013, following the March 2013 decisions by NERSA (pursuant to the applications by Sasol Gas), seven of the customers of Sasol Gas brought a legal review application requesting the setting aside of the maximum price methodology used by NERSA in evaluating the maximum price application by Sasol Gas as well as the maximum price decision and gas transmission tariff decision. The basis of the challenge to the NERSA price decision is the allegation that the methodology used by NERSA to determine its approval of the maximum gas prices was unreasonable and irrational.

In October 2016 the High Court dismissed the review application due to it being brought outside of the time limits allowed in law for such applications. The Applicants were subsequently granted consent to appeal this decision to the Supreme Court of Appeal (“SCA”). On 10 May 2018 the SCA upheld the appeal by the Applicants. In terms of the SCA ruling, the 2013 NERSA decisions were overturned and NERSA is required to review the decisions. The SCA also ordered that any subsequent maximum price decision by NERSA will be applied from the date that the original decisions applied, i.e. 26 March 2014. The SCA did not direct the methodology to be used by NERSA in reviewing its decisions and accordingly NERSA would need to consider and evaluate alternative pricing methodologies as part of coming to a new maximum price approval decision.

Both Sasol Gas and NERSA launched an application to the Constitutional Court for leave to appeal the SCA decision. The Applicants are opposing these applications for leave to appeal. The decision by the Constitutional Court on allowing the appeal application remains pending.

The appeal application suspended the SCA decision. Furthermore, because the SCA decision relates to maximum prices it does not have an immediate impact on the actual gas price mechanism contractually agreed between Sasol Gas and its customers. The current NERSA gas transmission tariff decision, which relates to a period subsequent to the period of the overturned tariff decision is also not affected by the SCA decision.

As a result of the retrospective element of the SCA decision, a possible obligation may arise if NERSA approves new maximum gas prices for Sasol Gas at a level that is lower than the actual price charged by Sasol Gas during the period prior to such new NERSA decision. The arising of such an obligation is subject to the outcome of the ongoing appeal process. If the appeal process fails to maintain the 2013 NERSA decisions, it is not possible to determine at this time what the ultimate methodology is that NERSA will decide upon to make the required revised maximum gas price decisions, if required and it is therefore also not currently possible to determine the outcome of such a price decision by NERSA.

The likelihood of a future obligation cannot currently be determined and neither can an amount for such a possible obligation be reliably estimated. Therefore, no provision has been raised at 30 June 2018.

Other litigation and tax matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business. A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the company does not believe that the outcome of any of these cases would have a material effect on the group’s financial results. Tax exposures are considered in note 12.

36.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

36.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2018 was R14 933 million compared to R15 716 million at 30 June 2017. Included in this balance is an amount accrued of approximately R4 872 million in respect of the costs of remediation of soil and groundwater contamination and similar environmental costs. These costs relate to the following activities: site assessments, soil and groundwater clean-up and remediation, and on-going monitoring. Due to uncertainties regarding future costs the potential loss in excess of the amount accrued cannot be reasonably determined.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the group.